UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) September 20, 2005
ZAP
(Exact name of registrant as specified in its charter)

California	0-303000	94-3210624

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Fourth Street
Santa Rosa, CA	95401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (707) 525-8658
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7. Regulation FD
Item 7.01 Regulation FD Disclosure
     On September 20, 2005, ZAP issued a press release announcing a $425 million revolving line of credit with Surge Capital II, LLC. A copy of the press release is attached as Exhibit 99.1 to this report. The material terms of the line of credit are set forth in ZAP’s Current Report on Form 8-K filed on September 16, 2005.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits

Exhibit
Number	Exhibit Title or Description
99.1	Press Release dated September 20, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZAP
Date: September 20, 2005	By:	/s/ Steven M. Schneider
Steven M. Schneider
Chief Executive Officer

ZAP
EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated September 20, 2005